UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2017
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 8.01 - Other Events
SIGNATURE

Item 8.01 Other Events

On October 19, 2017, Axon Enterprise, Inc. (the "Company" or "Axon") became aware of a comment letter issued by the Securities and Exchange Commission (“SEC") relating to the SEC's review of the Company's Form 10-K for the year ended December 31, 2016 and Form 10-Q for the quarter ended March 31, 2017. Due to miscommunication issues, the Company did not become aware of these letters until today. The Company is in the process of providing the SEC with information responsive to their comments and intends to respond to the SEC within the next seven days. The Company is actively working with the SEC to resolve these matters as expeditiously as possible.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2017	Axon Enterprise, Inc.
	By:	/s/ DOUGLAS E. KLINT
Douglas E. Klint
EVP, General Counsel